UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 14a-12

Lakeland Industries, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LAKELAND INDUSTRIES, INC.	CONTROL ID: REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

DATE:	THURSDAY, JUNE 12, 2025
TIME:	9:00 A.M., CENTRAL DAYLIGHT TIME
LOCATION:	https://agm.issuerdirect.com/lake-2025

HOW TO REQUEST PAPER or E-Mail COPIES OF OUR MATERIALS

CALL TOLL FREE 1-866-752-8683	SEND THIS CARD TO 202-521-3464	HTTPS://WWW.IPROXYDIRECT.COM/LAKE AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/LAKE

IF YOU WANT TO RECEIVE A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE MAY 26, 2025.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/LAKE
UNTIL 11:59 P.M., CENTRAL DAYLIGHT TIME, JUNE 11, 2025.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	ELECT THREE DIRECTORS TO SERVE FOR A TERM OF THREE YEARS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED: (1) THOMAS J. MCATEER, (2) JAMES M. JENKINS, AND (3) NIKKI L. HAMBLIN;

2.	RATIFY THE SELECTION OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2026;

3.	APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND

4.	TRANSACT ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR RESCHEDULING OF THE ANNUAL MEETING OF STOCKHOLDERS.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 14, 2025 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $0.01 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

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LAKELAND INDUSTRIES, INC. SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

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